UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 20, 2023

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Officer Appointment

Hunter Gaylor – Appointment as President and Chief Operating Officer

On June 20, 2023, the Company appointed Hunter Gaylor as the Company’s new President and Chief Operating Officer, replacing Brent Suen as President and fi
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ling the role of Chief Operating Officer which was previously vacant.  Brent Suen will continue in his role as Chief Executive Officer.

Mr. Gaylor, 33, is an industry-leading executive in the aviation, media and technology, insurance, and commercial hospitality industries.  Mr. Gaylor brings to GoLogiq deep experience in corporate development and supply chain management.  This includes extensive corporate negotiation experience with ultra-high-net-worth individuals, government agencies, and foreign leaders.  Mr. Gaylor serves an international relations advisor to Wall Street Capital Partners, a firm dedicated to assisting corporate clients who are seeking expansion through investment, financing, M&A and dynamic growth strategies. He has assisted the firm in raising more than $1 billion in capital. He also currently serves as a board member for the Harvard Aerospace and Defense Alumni Organization.  He is a co-host and global markets contributor to the popular show, “New to the Street,” which airs on Newsmax, Fox Business, and Bloomberg, and is the award-winning author of the book, “Planes Plants & Politics.” He holds a Bachelor's of Liberal Arts with a focus on international studies and economics from Harvard University, and has a certificate from OxfordX, an online learning initiative of University of Oxford.

Item 7.01
Regulation FD Disclosure

On June 20, 2023, the Company, issued a press release announcing management restructuring. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: June 21, 2023	By:	/s/ Brent Suen
		Name:	Brent Suen
		Title:	Chief Executive Officer

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